SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2004

                              RIVER VALLEY BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

                    2-47541                         35-1984567
           (Commission File Number)        (IRS Employer Identification No.)

                                430 Clifty Drive
                             Madison, Indiana 47250
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (812) 265-3421




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Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release dated April 20, 2004.

Item 12. Results of Operations and Financial Condition.

     River Valley Bancorp, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on April 20, 2004 announcing its results of operations for the quarter ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      /s/ Larry C. Fouse
                                      ------------------------------------------
                                      Larry C. Fouse, Vice President of Finance

Dated: April 22, 2004